Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
909214bh0

01958xaw7

460690as9

909214bh0 corp cusip

01958xaw7 corp cusip

460690as9 corp cusip
Issuer
UNISYS CORP

ALLIED WASTE NORTH AMER

INTERPUBLIC GROUP COS
Underwriters
Bofa,Salomon,Bear Stearns,BNP,DBSI,HSBC,PNC,Royal Bk of Canada,Wachovia

Credit Suisse, DBSI,JPMorgan,Salomon

JPMorgan,Salomon,UBS,Barclays,HSBC,ING,Morgan Stanley,SunTrust,Bk of NY Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

UIS

AW

IPG

6.875

9.25

4.5

3/15/2010

9/1/2012

3/15/2023
Security
UIS 6.875%,3/15/2010

AW 9.25%,9/1/2012

IPG 4.5%,3/15/2023
Is the affiliate a manager or co-manager of offering?
Co-Manager

Jt-Lead

n/a
Name of underwriter or dealer from which purchased
Salomon

CSFB

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
3/12/2003

11/12/2002

3/11/2003






Total dollar amount of offering sold to QIBs
 $                                          -

 $                          300,000,000

 $                          800,000,000
Total dollar amount of any concurrent public offering
 $                          300,000,000

 $                                          -

 $                                          -
Total
 $                          300,000,000

 $                          300,000,000

 $                          800,000,000






Public offering price
                                        99.32

                                      100.00

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

1.5

#N/A N Ap

2.75
Underwriting spread or commission
1.5

1.625%

2.75

Ba1

Ba3

Baa3

BB+

BB-

BB+
Rating
Ba1/BB+

Ba3/BB-

Baa3/BB+
Current yield
6.92%

9.25%

4.50%






Total par value purchased
                                 6,870,000

n/a

n/a
$ amount of purchase
                                 6,823,215

n/a

n/a






% of offering purchased by fund
2.29%

n/a

n/a
% of offering purchased by associated funds
1.55%

n/a

n/a
Total
3.84%

n/a

n/a


#2
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
373298bw7

961418ac4

31529maa6

373298bw7 corp cusip

961418ac4 corp cusip

31529maa6 corp cusip
Issuer
GEORGIA-PACIFIC CORP

WESTPORT RESOURCES CORP

FERRELLGAS PARTNERS LP
Underwriters
Bofa,Goldman,Banc One,Bank of Tokyo-
Mitsubishi,DBSI,JPMorgan,Merrill,Morgan
Stanley,Salomon,Sumitomo,Suntrust,TD Securities,UBS

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,Bofa,Banc One,BNP,Wheat First,US Bank
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

GP

WRC

FGP

8.875

8.25

8.75

2/1/2010

11/1/2011

6/15/2012
Security
GP 8.875%,2/1/2010

WRC 8.25%,11/1/2011

FGP 8.75%,6/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager

n/a

n/a
Name of underwriter or dealer from which purchased
Goldman

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
1/23/2003

12/11/2002

9/10/2002






Total dollar amount of offering sold to QIBs
 $                          700,000,000

 $                          300,000,000

 $                                          -
Total dollar amount of any concurrent public offering
 $                                          -

 $                                          -

 $                          218,000,000
Total
 $                          700,000,000

 $                          300,000,000

 $                          218,000,000






Public offering price
                                        99.36

                                      103.00

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

#N/A N Ap

2.25

2.5
Underwriting spread or commission
2.125

2.25

2.5

Ba2

Ba3

B2

BB+

B+

B
Rating
Ba2/BB+

Ba3/B+

B2/B
Current yield
8.93%

8.01%

8.75%






Total par value purchased
                                 8,935,000

 n/a

n/a
$ amount of purchase
                                 8,877,816

 n/a

n/a






% of offering purchased by fund
1.28%

 n/a

n/a
% of offering purchased by associated funds
0.81%

 n/a

n/a
Total
2.09%

 n/a

n/a

#3
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
373298by3

961418ac4

31529maa6

373298by3 corp cusip

961418ac4 corp cusip

31529maa6 corp cusip
Issuer
GEORGIA-PACIFIC CORP

WESTPORT RESOURCES CORP

FERRELLGAS PARTNERS LP
Underwriters
Bofa,Goldman,Banc One,Bank of Tokyo-
Mitsubishi,DBSI,JPMorgan,Merrill,Morgan
Stanley,Salomon,Sumitomo,Suntrust,TD Securities,UBS

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,Bofa,Banc One,BNP,Wheat First,US Bank
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

GP

WRC

FGP

9.375

8.25

8.75

2/1/2013

11/1/2011

6/15/2012
Security
GP 9.375%,2/1/2013

WRC 8.25%,11/1/2011

FGP 8.75%,6/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager

n/a

n/a
Name of underwriter or dealer from which purchased
Goldman

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
1/23/2003

12/11/2002

9/10/2002






Total dollar amount of offering sold to QIBs
 $                                          -

 $                          300,000,000

 $                                          -
Total dollar amount of any concurrent public offering
 $                          800,000,000

 $                                          -

 $                          218,000,000
Total
 $                          800,000,000

 $                          300,000,000

 $                          218,000,000






Public offering price
                                      100.00

                                      103.00

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

#N/A N Ap

2.25

2.5
Underwriting spread or commission
2.125

2.25

2.5

Ba2

Ba3

B2

BB+

B+

B
Rating
Ba2/BB+

Ba3/B+

B2/B
Current yield
9.38%

8.01%

8.75%






Total par value purchased
                                 5,925,000

 n/a

n/a
$ amount of purchase
                                 5,925,000

 n/a

n/a






% of offering purchased by fund
0.74%

 n/a

n/a
% of offering purchased by associated funds
0.50%

 n/a

n/a
Total
1.24%

 n/a

n/a

#4
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
441560af6

02744raj6

436141aj4

441560af6 corp cusip

02744raj6 corp cusip

436141aj4 corp cusip
Issuer
HOUGHTON MIFFLIN CO

AMERICAN MEDIA INC

HOLLYWOOD ENTERTAINMENT
Underwriters
CIBC,DBSI,Goldman,Banc One,Fleet

JPMorgan,Bear Stearns

UBS,Bear Stearns
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

HTN

ENQ

HLYW

8.25

8.875

9.625

2/1/2011

1/15/2011

3/15/2011
Security
HTN 8.25%,2/1/2011

ENQ 8.875%,1/15/2011

HLYW 9.625%,3/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead

n/a

n/a
Name of underwriter or dealer from which purchased
Goldman

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
1/24/2003

1/16/2003

12/13/2002






Total dollar amount of offering sold to QIBs
 $                          600,000,000

 $                          150,000,000

 $                                          -
Total dollar amount of any concurrent public offering
 $                                          -

 $                                          -

 $                          225,000,000
Total
 $                          600,000,000

 $                          150,000,000

 $                          225,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

#N/A N Ap

2.75

2.875
Underwriting spread or commission
2.5

2.75

2.875

B2

B2

B3 /*+

B

B-

B-
Rating
B2/B

B2/B-

B3 /*+/B-
Current yield
8.25%

8.88%

9.63%






Total par value purchased
                                 3,030,000

 n/a

n/a
$ amount of purchase
                                 3,030,000

 n/a

n/a






% of offering purchased by fund
0.51%

 n/a

n/a
% of offering purchased by associated funds
0.33%

 n/a

n/a
Total
0.84%

 n/a

n/a

#5
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
441560ag4

02744raj6

436141aj4

441560ag4 corp cusip

02744raj6 corp cusip

436141aj4 corp cusip
Issuer
HOUGHTON MIFFLIN CO

AMERICAN MEDIA INC

HOLLYWOOD ENTERTAINMENT
Underwriters
CIBC,DBSI,Goldman,Banc One,Fleet

JPMorgan,Bear Stearns

UBS,Bear Stearns
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

HTN

ENQ

HLYW

9.875

8.875

9.625

2/1/2013

1/15/2011

3/15/2011
Security
HTN 9.875%,2/1/2013

ENQ 8.875%,1/15/2011

HLYW 9.625%,3/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead

n/a

n/a
Name of underwriter or dealer from which purchased
Goldman

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
1/24/2003

1/16/2003

12/13/2002






Total dollar amount of offering sold to QIBs
 $                          400,000,000

 $                          150,000,000

 $                                          -
Total dollar amount of any concurrent public offering
 $                                          -

 $                                          -

 $                          225,000,000
Total
 $                          400,000,000

 $                          150,000,000

 $                          225,000,000






Public offering price
                                        99.22

                                      100.00

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

#N/A N Ap

2.75

2.875
Underwriting spread or commission
2.75

2.75

2.875

B3

B2

B3 /*+

B

B-

B-
Rating
B3/B

B2/B-

B3 /*+/B-
Current yield
9.95%

8.88%

9.63%






Total par value purchased
                                 3,130,000

 n/a

n/a
$ amount of purchase
                                 3,105,586

 n/a

n/a






% of offering purchased by fund
0.78%

 n/a

n/a
% of offering purchased by associated funds
0.45%

 n/a

n/a
Total
1.23%

 n/a

n/a

#6
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
91086qak4

36962gzy3

949746cr0

91086qak4 corp cusip

36962gzy3 corp cusip

949746cr0 corp cusip
Issuer
UNITED MEXICAN STATES

GENERAL ELEC CAP CORP

WELLS FARGO & COMPANY
Underwriters
JP Morgan,UBS,Bear Stearns,DBSI,Lehman

DBSI,Credit Suisse,UBS Warburg

Bear Stearns,CSFB,Banc One,Goldman,Morgan Stanley,Wells Fargo,DBSI Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

MEX

GE

WFC

6.375

5.45

5

1/16/2013

1/15/2013

11/15/2014
Security
MEX 6.375%,1/16/2013

GE 5.45%,1/15/2013

WFC 5%,11/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager

Jt Lead

Co-Manager
Name of underwriter or dealer from which purchased
Warburg

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
1/9/2003

12/3/2002

10/30/2002






Total dollar amount of offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of any concurrent public offering
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000
Total
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000






Public offering price
                                        98.09

                                        99.69

                                        99.05
Price paid if other than public offering price n/a

 n/a

 n/a

#N/A N Ap

#N/A N Ap

0.475
Underwriting spread or commission
0.4

0.425

0.475%

Baa2

Aaa

Aa3

BBB-

AAA

A
Rating
Baa2/BBB-

Aaa/AAA

Aa3/A
Current yield
6.50%

5.47%

5.05%






Total par value purchased
                                 1,815,000

n/a

n/a
$ amount of purchase
                                 1,780,388

n/a

n/a






% of offering purchased by fund
0.09%

n/a

n/a
% of offering purchased by associated funds
0.29%

n/a

n/a
Total
0.38%

n/a

n/a

#7
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
878483ae6

983130aa3

22025YAA

878483ae6 corp cusip

983130aa3 corp cusip

22025YAA corp cusip
Issuer
TECH OLYMPIC USA, INC

WYNN LAS VEGAS LLC/CORP

CORRECTIONS CORP OF AMER
Underwriters
Salomon,Credit Lyonnais,DBSI,Fleet

Bofa,Bear,DBSI,Dresdner,Fleet,Jefferies,Scotia,SG Cowen

DBAB, Lehman, BB&T, First Analysis, Jeffries, MacDonald, Morgan Louis
Githens,
SG Cowen, South Trust Securities, UBS
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

TOUS

WYNN

CXW

9

12

9.875

7/1/2010

11/1/2010

5/1/2009
Security
TOUS 9%,7/1/2010

WYNN 12%,11/1/2010

CXW 9.875%,5/1/2009
Is the affiliate a manager or co-manager of offering?
Co-Manager

Jt-Lead

Co-man
Name of underwriter or dealer from which purchased
Salomon

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
1/29/2003

10/25/2002

4/24/2002






Total dollar amount of offering sold to QIBs
 $                          100,000,000

 $                                          -

 $                          250,000,000
Total dollar amount of any concurrent public offering
 $                                          -

 $                          370,000,000

 $                                          -
Total
 $                          100,000,000

 $                          370,000,000

 $                          250,000,000






Public offering price
                                        94.84

                                        92.79

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

#N/A N Ap

#N/A N Ap

2.75
Underwriting spread or commission
2

2.74%

2.75%

Ba3

B3

B2

B+

CCC+

B- /*+
Rating
Ba3/B+

B3/CCC+

B2/B-
Current yield
9.49%

12.93%

9.88%






Total par value purchased
                                 3,700,000

 na

 na
$ amount of purchase
                                 3,508,932

 na

 na






% of offering purchased by fund
3.70%

na

na
% of offering purchased by associated funds
2.21%

na

na
Total
5.91%

na

na

#8
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
228344ab3

759576ac5

858119ac4

228344ab3 corp cusip

759576ac5 corp cusip

858119ac4 corp cusip
Issuer
CROWN EURO HOLDINGS SA

REMINGTON ARMS COMPANY

STEEL DYNAMICS INC
Underwriters
DBSI,Smith Barney

CSFB,Goldman,Wachovia

Morgan Stanley
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

CCK

RACIAQ

STLD

10.875

10.5

4

3/1/2013

2/1/2011

12/15/2012
Security
CCK 10.875%,3/1/2013

RACIAQ 10.5%,2/1/2011

STLD 4%,12/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead

n/a

n/a
Name of underwriter or dealer from which purchased
Salomon

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
2/11/2003

1/17/2003

12/17/2002






Total dollar amount of offering sold to QIBs
 $                          725,000,000

 $                          200,000,000

 $                          100,000,000
Total dollar amount of any concurrent public offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          725,000,000

 $                          200,000,000

 $                          100,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

3

3

3
Underwriting spread or commission
3

3

3

B2

B2

B3

B

B-

B
Rating
B2/B

B2/B-

B3/B
Current yield
10.88%

10.50%

4.00%






Total par value purchased
                                 6,050,000

 n/a

n/a
$ amount of purchase
                                 6,050,000

 n/a

n/a






% of offering purchased by fund
0.83%

 n/a

n/a
% of offering purchased by associated funds
0.54%

 n/a

n/a
Total
1.37%

 n/a

n/a

#9
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
228344aa5

759576ac5

858119ac4

228344aa5 corp cusip

759576ac5 corp cusip

858119ac4 corp cusip
Issuer
CROWN EURO HOLDINGS SA

REMINGTON ARMS COMPANY

STEEL DYNAMICS INC
Underwriters
DBSI, Salomon

CSFB,Goldman,Wachovia

Morgan Stanley
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

CCK

RACIAQ

STLD

9.5

10.5

4

3/1/2011

2/1/2011

12/15/2012
Security
CCK 9.5%,3/1/2011

RACIAQ 10.5%,2/1/2011

STLD 4%,12/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead

n/a

n/a
Name of underwriter or dealer from which purchased
Salomon

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
2/11/2003

1/17/2003

12/17/2002






Total dollar amount of offering sold to QIBs
 $                       1,085,000,000

 $                          200,000,000

 $                          100,000,000
Total dollar amount of any concurrent public offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,085,000,000

 $                          200,000,000

 $                          100,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

3

3

3
Underwriting spread or commission
3

3

3

B1

B2

B3

B+

B-

B
Rating
B1/B+

B2/B-

B3/B
Current yield
9.50%

10.50%

4.00%






Total par value purchased
                                 3,010,000

 n/a

n/a
$ amount of purchase
                                 3,010,000

 n/a

n/a






% of offering purchased by fund
0.28%

 n/a

n/a
% of offering purchased by associated funds
0.27%

 n/a

n/a
Total
0.45%

 n/a

n/a

#10
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
25459haa3

252125aa7

513075ae1

25459haa3 corp cusip

252125aa7 corp cusip

513075ae1 corp cusip
Issuer
DIRECTV HOLDINGS/FINANCE

DEX MEDIA EAST LLC/FIN

LAMAR MEDIA CORP
Underwriters
Bofa,CSFb,DBSI,Goldman,Salomon

Bofa,DBSI,JPM,Lehman,Wachovia,Bear Stearns,Scotia

JPMorgan
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

DTV

DXME

LAMR

8.375

9.875

7.25

3/15/2013

11/15/2009

1/1/2013
Security
DTV 8.375%,3/15/2013

DXME 9.875%,11/15/2009

LAMR 7.25%,1/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead

Jt Lead

n/a
Name of underwriter or dealer from which purchased
CSFB

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
2/25/2003

10/30/2002

12/17/2002






Total dollar amount of offering sold to QIBs
 $                       1,400,000,000

 $                          450,000,000

 $                          260,000,000
Total dollar amount of any concurrent public offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,400,000,000

 $                          450,000,000

 $                          260,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

#N/A N Ap

#N/A N Ap

1.75
Underwriting spread or commission
1.75

2.50%

1.75

B1

B2

Ba3

B

B

B
Rating
B1/B

B2/B

Ba3/B
Current yield
8.38%

9.88%

7.25%






Total par value purchased
                                 5,905,000

n/a

n/a
$ amount of purchase
                                 5,905,000

n/a

n/a






% of offering purchased by fund
0.42%

n/a

n/a
% of offering purchased by associated funds
0.27%

n/a

n/a
Total
0.69%

n/a

n/a

#11
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
368287aa6

961418ac4

17302xac0

368287aa6 corp cusip

961418ac4 corp cusip

31529maa6 corp cusip
Issuer
GAZPROM OAO

WESTPORT RESOURCES CORP

Citgo Petroleum Corp
Underwriters
Dresdner,Morgan Stanley,ABN,CSFB,DBSI,Evrofinans,Menatep,Renaissance
Capital,Schroder Salomon

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,JPMorgan,BNP,BNY Capital,Mizuho,SG Cowen,SunTrust
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

GAZPRU

WRC

FGP

9.625

8.25

8.75

3/1/2013

11/1/2011

6/15/2012
Security
GAZPRU 9.625%,3/1/2013

WRC 8.25%,11/1/2011

CitPet 11.375% 2/1/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager

n/a

n/a
Name of underwriter or dealer from which purchased
Morgan Stanley

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
2/21/2003

12/11/2002

2/20/2003






Total dollar amount of offering sold to QIBs
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000
Total dollar amount of any concurrent public offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000






Public offering price
                                      100.00

                                      103.00

                                        99.38
Price paid if other than public offering price n/a

 n/a

 n/a

1.125

2.25

2.5
Underwriting spread or commission
1.125

2.25

2.125

NA

Ba3

B2

B+

B+

B
Rating
NA/B+

Ba3/B+

Ba3/B+
Current yield
9.63%

8.01%

11.42%






Total par value purchased
                               14,820,000

 n/a

n/a
$ amount of purchase
                               14,820,000

 n/a

n/a






% of offering purchased by fund
0.85%

 n/a

n/a
% of offering purchased by associated funds
0.53%

 n/a

n/a
Total
1.38%

 n/a

n/a


#12
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
59001aac6

878483ae6

462846ab2

59001aac6 corp cusip

878483ae6 corp cusip

462846ab2 corp cusip
Issuer
MERITAGE CORPORATION

TECH OLYMPIC USA, INC

IRON MOUNTAIN INC
Underwriters
DBSI,Banc One,Fleet,UBS

Salomon,Credit Lyonnais,DBSI,Fleet

Bear Stearns
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

MTH

TOUS

IRM

9.75

9

7.75

6/1/2011

7/1/2010

1/15/2015
Security
MTH 9.75%,6/1/2011

TOUS 9%,7/1/2010

IRM 7.75%,1/15/2015
Is the affiliate a manager or co-manager of offering?
Lead Manager

Co-Manager

n/a
Name of underwriter or dealer from which purchased
Warburg

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
2/13/2003

1/29/2003

12/16/2002






Total dollar amount of offering sold to QIBs
 $                            50,000,000

 $                          100,000,000

 $                                          -
Total dollar amount of any concurrent public offering
 $                                          -

 $                                          -

 $                          100,000,000
Total
 $                            50,000,000

 $                          100,000,000

 $                          100,000,000






Public offering price
                                      103.25

                                        94.84

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

#N/A N Ap

#N/A N Ap

1
Underwriting spread or commission
0.75

2

1

Ba3

Ba3

B2

B+

B+

B
Rating
Ba3/B+

Ba3/B+

B2/B
Current yield
9.44%

9.49%

7.75%






Total par value purchased
                                 3,615,000

n/a

n/a
$ amount of purchase
                                 3,732,488

n/a

n/a






% of offering purchased by fund
7.23%

n/a

n/a
% of offering purchased by associated funds
4.52%

n/a

n/a
Total
11.75%

n/a

n/a

#13
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
87264qaa8

76168rac2

591160AA4

87264qaa8 corp cusip

76168rac2 corp cusip

591160AA4 corp cusip
Issuer
TRW AUTOMOTIVE INC

REXNORD CORP

METALDYNE CORP
Underwriters
Bofa,CSFB,DBSI,JPMorgan,Lehman,Scotia,SunTrust,TD Securities

Credit Suisse,DBSI,Wachovia

CSFB,DBSI,JP Morgan,Comercia Sec.,Nat City Invest. Wachovia
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

TRWAUT

REX

METALD

11

10.125

11

2/15/2013

12/15/2012

6/15/2012
Security
TRWAUT 11%,2/15/2013

REX 10.125%,12/15/2012

METALD 11%,6/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead

JT-Lead

Jt. Lead
Name of underwriter or dealer from which purchased
JPM Chase

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
2/6/2003

11/19/2002

6/13/2002






Total dollar amount of offering sold to QIBs
 $                          300,000,000

 $                          225,000,000

 $                          250,000,000
Total dollar amount of any concurrent public offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          300,000,000

 $                          225,000,000

 $                          250,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

2.75

2.75

3
Underwriting spread or commission
2.75

2.75

3%

B2

B3

B3

B+

B-

B
Rating
B2/B+

B3/B-

B3/B
Current yield
11.00%

10.13%

11.00%






Total par value purchased
                                 3,615,000

 n/a

 n/a
$ amount of purchase
                                 3,615,000

 n/a

 n/a






% of offering purchased by fund
1.21%

n/a

n/a
% of offering purchased by associated funds
0.77%

n/a

n/a
Total
1.98%

n/a

n/a

#14
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
87264qag5

76168rac2

902118bd9

87264qag5 corp cusip

76168rac2 corp cusip

902118bd9 corp cusip
Issuer
TRW AUTOMOTIVE INC

REXNORD CORP

TYCO INTL GROUP SA
Underwriters
Bofa,CSFB,DBSI,JPMorgan,Lehman,Scotia,SunTrust,TD Securities

Credit Suisse,DBSI,Wachovia

Bofa,CSFB, Goldman, JPMorgan, Morgan Stanley,Salomon,Bofa,ABN CIBC,SG
Cowen
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

TRWAUT

REX

TYC

9.375

10.125

2.75

2/15/2013

12/15/2012

1/15/2018
Security
TRWAUT 9.375%,2/15/2013

REX 10.125%,12/15/2012

TYC 2.75%,1/15/2018
Is the affiliate a manager or co-manager of offering?
Joint Lead

JT-Lead

n/a
Name of underwriter or dealer from which purchased
JPM Chase

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
2/6/2003

11/19/2002

1/7/2003






Total dollar amount of offering sold to QIBs
 $                          925,000,000

 $                          225,000,000

 $                       3,000,000,000
Total dollar amount of any concurrent public offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          925,000,000

 $                          225,000,000

 $                       3,000,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

2.5

2.75

2.5
Underwriting spread or commission
2.5

2.75

2.5

B1

B3

Ba2

B+

B-

BBB- /*-
Rating
B1/B+

B3/B-

Ba2/BBB- /*-
Current yield
9.38%

10.13%

2.75%






Total par value purchased
                                 4,200,000

 n/a

n/a
$ amount of purchase
                                 4,200,000

 n/a

n/a






% of offering purchased by fund
0.45%

n/a

n/a
% of offering purchased by associated funds
0.39%

n/a

n/a
Total
0.74%

n/a

n/a

#15
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
03071daa7

305560ac8

04269qaa8

03071daa7 corp cusip

305560ac8 corp cusip

04269qaa8 corp cusip
Issuer
AMERIPATH INC

FAIRPOINT COMMUNICATIONS

ARRIS GROUP INC
Underwriters
CSFB,DBSI,Wachovia

CSFB,Salomon,Bofa,DBSI,Wachovia

CIBC
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

PATH

MJDCOM

ARRS

10.5

11.875

4.5

4/1/2013

3/1/2010

3/15/2008
Security
PATH 10.5%,4/1/2013

MJDCOM 11.875%,3/1/2010

ARRS 4.5%,3/15/2008
Is the affiliate a manager or co-manager of offering?
Joint Lead

Co-Manager

n/a
Name of underwriter or dealer from which purchased
CSFB

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
3/13/2003

3/3/2003

3/12/2003






Total dollar amount of offering sold to QIBs
 $                          275,000,000

 $                          225,000,000

 $                          105,000,000
Total dollar amount of any concurrent public offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          275,000,000

 $                          225,000,000

 $                          105,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

3

3.5

3.5
Underwriting spread or commission
3

3.5

3.5

B3

B3

NA

B-

B

B-
Rating
B3/B-

B3/B

NA/B-
Current yield
10.50%

11.88%

4.50%






Total par value purchased
                                 7,505,000

 n/a

n/a
$ amount of purchase
                                 7,505,000

 n/a

n/a






% of offering purchased by fund
2.73%

 n/a

n/a
% of offering purchased by associated funds
1.55%

 n/a

n/a
Total
4.28%

 n/a

n/a

#16
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
256605ak2

228344aa5

23302WAA4

256605ak2 corp cusip

228344aa5 corp cusip

23302WAA4 corp cusip
Issuer
DOLE FOODS CO

CROWN EURO HOLDINGS SA

D&B ACQUISITION SUB INC
Underwriters
Bofa,DBSI,CoBank,Fleet,Harris Bk,Scotia,SG Cowen

DBSI, Salomon

DBSI, UBS
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

DOL

CCK

DAB

8.875

9.5

12.25

3/15/2011

3/1/2011

7/15/2009
Security
DOL 8.875%,3/15/2011

CCK 9.5%,3/1/2011

DAB 12.25%,7/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead

Joint Lead

Jt. Lead
Name of underwriter or dealer from which purchased
Bofa

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
3/17/2003

2/11/2003

6/28/2002






Total dollar amount of offering sold to QIBs
 $                          475,000,000

 $                       1,085,000,000

 $                          155,000,000
Total dollar amount of any concurrent public offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          475,000,000

 $                       1,085,000,000

 $                          155,000,000






Public offering price
                                      100.00

                                      100.00

                                        96.62
Price paid if other than public offering price n/a

 n/a

 n/a

3

3

#N/A N Ap
Underwriting spread or commission
3

3

3.00%

B2

B1

B2

B+

B+

B
Rating
B2/B+

B1/B+

B2/B
Current yield
8.88%

9.50%

12.68%






Total par value purchased
                                    925,000

n/a

n/a
$ amount of purchase
                                    925,000

n/a

n/a






% of offering purchased by fund
0.19%

n/a

n/a
% of offering purchased by associated funds
0.11%

n/a

n/a
Total
0.30%

n/a

n/a

#17
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
615801aa5

252125aa7

436141aj4

615801aa5 corp cusip

252125aa7 corp cusip

436141aj4 corp cusip
Issuer
MOORE NORTH AMER FINANCE

DEX MEDIA EAST LLC/FIN

HOLLYWOOD ENTERTAINMENT
Underwriters
Bofa,DBSI,Salomon,Banc One,BNP,CIBC,Credit Lyonnais,Fleet,Scotia

Bofa,DBSI,JPM,Lehman,Wachovia,Bear Stearns,Scotia

UBS,Lehman
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

MCL

DXME

HLYW

7.875

9.875

9.625

1/15/2011

11/15/2009

3/15/2011
Security
MCL 7.875%,1/15/2011

DXME 9.875%,11/15/2009

HLYW 9.625%,3/15/2011
Is the affiliate a manager or co-manager of offering?
Joint lead

Jt Lead

n/a
Name of underwriter or dealer from which purchased
Salomon

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
3/11/2003

10/30/2002

12/13/2002






Total dollar amount of offering sold to QIBs
 $                          403,000,000

 $                          450,000,000

 $                                          -
Total dollar amount of any concurrent public offering
 $                                          -

 $                                          -

 $                          225,000,000
Total
 $                          403,000,000

 $                          450,000,000

 $                          225,000,000






Public offering price
                                        99.30

                                      100.00

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

#N/A N Ap

#N/A N Ap

2.875
Underwriting spread or commission
2.5

2.50%

2.875

B1

B2

B3 /*+

BB-

B

B-
Rating
B1/BB-

B2/B

B3 /*+/B-
Current yield
7.93%

9.88%

9.63%






Total par value purchased
                                 3,000,000

n/a

n/a
$ amount of purchase
                                 2,978,970

n/a

n/a






% of offering purchased by fund
0.74%

n/a

n/a
% of offering purchased by associated funds
0.45%

n/a

n/a
Total
1.19%

n/a

n/a

#18
Name of Fund
Scudder High Yield Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
89816raa5

552075aa1

460690as9

89816raa5 corp cusip

552075aa1 corp cusip

460690as9 corp cusip
Issuer
TRUMP HOLDINGS & FUNDING

WILLIAM LYON HOMES

INTERPUBLIC GROUP COS
Underwriters
CSFB,DBSI,UBS,Jefferies

UBS,Salomon

JPMorgan,Salomon, UBS,Barclays,HSBC,ING,Morgan Stanley,SunTrust,Bk of
NY
Years of continuous operation, including predecessors
> 3 years

> 3 years

> 3 years

DJT

WLS

IPG

11.625

10.75

4.5

3/15/2010

4/1/2013

3/15/2023
Security
DJT 11.625%,3/15/2010

WLS 10.75%,4/1/2013

IPG 4.5%,3/15/2023
Is the affiliate a manager or co-manager of offering?
Join Lead

n/a

n/a
Name of underwriter or dealer from which purchased
CSFB

n/a

n/a
Firm commitment underwriting?
yes

yes

yes
Trade date/Date of Offering
3/13/2003

3/12/2003

3/11/2003






Total dollar amount of offering sold to QIBs
 $                          425,000,000

 $                                          -

 $                          800,000,000
Total dollar amount of any concurrent public offering
 $                                          -

 $                          250,000,000

 $                                          -
Total
 $                          425,000,000

 $                          250,000,000

 $                          800,000,000






Public offering price
                                        94.83

                                        98.49

                                      100.00
Price paid if other than public offering price n/a

 n/a

 n/a

#N/A N Ap

2.75

2.75
Underwriting spread or commission
2.75

2.75

2.75

B3

B3

Baa3

B-

B-

BB+
Rating
B3/B-

B3/B-

Baa3/BB+
Current yield
12.26%

10.91%

4.50%






Total par value purchased
                                 2,490,000

 n/a

n/a
$ amount of purchase
                                 2,361,317

 n/a

n/a






% of offering purchased by fund
0.59%

 n/a

n/a
% of offering purchased by associated funds
0.33%

 n/a

n/a
Total
0.92%

 n/a

n/a